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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 16, 1999
                                                         ---------------


                             METAL MANAGEMENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)



             0-14836                                    94-2835068
             -------                                    ----------
     (Commission File Number)              (I.R.S. Employer Identification No.)




  500 N. Dearborn Street, Suite 405, Chicago, IL                60610
------------------------------------------------               -------
    (Address of Principal Executive Offices)                  (Zip Code)


                                 (312) 645-0700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

                  As of April 14, 1999, Metal Management, Inc. (the "Company") and the lenders under its senior credit facility (the "Senior Credit Facility") entered into an amendment (the "Amendment") to the Senior Credit Facility. Among other things, the Amendment (i) eliminated a contractual restriction on the Company's ability to make the May 15, 1999 interest payment on its 10% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes") if it did not satisfy certain undrawn availability tests under the Senior Credit Facility for the 30-day period ending May 15, 1999, (ii) amended such contractual restriction as to the Company's ability to make subsequent interest payments on the Senior Subordinated Notes and (iii) imposed an additional undrawn availability requirement relating to the period from May 25, 1999 through June 7, 1999. The full text of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.

                  Pursuant to a previous amendment to the Senior Credit Facility (the "Previous Amendment"), which is described in, and filed as an exhibit to, the Company's Current Report on Form 8-K filed with the Commission on January 29, 1999, the Company was contractually restricted from making interest payments (the "Interest Payment Restriction") on its Senior Subordinated Notes unless there existed undrawn availability under the Senior Credit Facility of not less than $20 million plus the amount of such interest payment during the 30-day period ending on the date on which such interest payment is made. The Amendment amends the Senior Credit Facility to, among other things, remove the Interest Payment Restriction as to the May 15, 1999 interest payment and amend the Interest Payment Restriction as to subsequent interest payment dates (beginning with respect to the November 15, 1999 interest payment) under the Senior Subordinated Notes to require, as a condition precedent to making such interest payment, undrawn availability of not less than $12 million plus the amount of such interest payment during the 30-day period ending on the date on which such interest payment is made. Pursuant to the Amendment, the Company also covenants to maintain, on average for the business days during the period commencing May 25, 1999 through June 7, 1999, undrawn availability of at least $12 million.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               10.1   Form of Amendment No. 5 to Credit Agreement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           METAL MANAGEMENT, INC.



Dated: April 16, 1999                      By:  /s/ DAVID A. CARPENTER
                                                --------------------------------
                                                David A. Carpenter
                                                Vice President, General Counsel
                                                    and Secretary